SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2016

Alkame Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on January 22, 2015, Alkame Holdings, Inc., a Nevada corporation (the “Company”) entered into a binding Memorandum of Understanding to form a joint venture (the “MOU”) with Read Made, Inc., a Florida corporation (“Ready Made”). The purpose of the joint venture is to develop intellectual property associated with single use disposable baby bottles and market the completed products in the US and international markets.

It has been brought to the Company’s attention that Ready Made has signed a new agreement, without any formal termination of the existing MOU. The Company has decided to announce its formal rescission from the MOU, due to the inability to come to mutually agreeable terms.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2016	Alkame Holdings, Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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